UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 7, 2012
(Date of earliest event reported)

LE@P TECHNOLOGY, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-5667	65-0769296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 N. Dixie Highway, Suite 411
Ft. Lauderdale, FL	33334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 771-1772

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, Le@P Technology, Inc. (the “Company”) has exhausted its liquid cash resources and is not engaged in any active business operations (and is not presently pursuing any acquisition or investment opportunities) to generate cash flow to fund its operating expenses.  Consequently, the Company depends entirely upon loans from affiliates of M. Lee Pearce, M.D., the Company’s majority stockholder (the “Majority Stockholder”), to cover all operating expenses.

The M. Lee Pearce Living Trust (the “Pearce Trust”), of which the Majority Stockholder is the 100% beneficial owner, has made various working capital loans to the Company, which are evidenced by seven promissory notes made by the Company in favor of the Pearce Trust and dated: (x) March 3, 2010, September 1, 2010, January 6, 2011, January 31, 2011, and April 22, 2011 in the principal amounts of $130,000, $60,000, $125,000, $99,319.39, and $100,000, respectively (collectively, the “2012 Maturing Notes”) and (y) September 28, 2011 and January 18, 2012 in the principal amounts of $110,000 and $130,000, respectively (collectively, the “2013 Maturing Notes”) (the 2012 Maturing Notes and the 2013 Maturing Notes are collectively referred to as the “Working Capital Notes”).  The maturity date of the 2012 Maturing Notes was January 8, 2012 and the maturity date of the 2013 Maturing Notes is January 8, 2013.  The Company did not repay all or any part of the indebtedness due under the 2012 Maturing Notes on or prior to the maturity date (of January 8, 2012), causing the Company to be in default under the 2012 Maturing Notes.

On February 7, 2012, the Pearce Trust, as holder of the 2012 Maturing Notes, agreed to: (i) waive all existing defaults under the Working Capital Notes, (ii) extend the maturity date of the total outstanding indebtedness under the 2012 Maturing Notes and the 2013 Maturing Notes from January 8, 2012 and January 8, 2013, respectively, to June 30, 2013 (the “Extended Maturity Date”), and (iii) combine the total outstanding indebtedness evidenced by and under the Working Capital Notes (including their outstanding principal and accrued interest) into a single note, thereby replacing the Working Capital Notes with a Renewal Promissory Note (Working Capital) dated February 7, 2012 in the principal amount of $777,062.04 (the “2012 Le@P Consolidated Renewal Note”).  The principal and all accrued interest - at the rate of 3.75% per annum - under the 2012 Le@P Consolidated Renewal Note are due in one lump sum on the Extended Maturity Date (of June 30, 2013).  Other than the new (combined) principal amount, the extension of the maturity date and change in the rate of interest, in each case as noted above, the terms of the Working Capital Notes have not been changed and are now incorporated in and evidenced by the 2012 Le@P Consolidated Renewal Note.  A copy of the 2012 Le@P Consolidated Renewal Note is filed herewith as Exhibit 10.1.

Bay Colony Associates, Ltd. (“Bay Colony”), which is an entity wholly-owned by the Majority Stockholder, previously made a loan to a wholly-owned subsidiary of the Company, Parkson Property LLC (“Parkson”), which was evidenced by a Promissory Note made by Parkson in favor of Bay Colony dated September 28, 2001 (the “Original Parkson Note”) secured by a mortgage on the subject property and collateral thereunder.  As previously disclosed, the Original Parkson Note was replaced in succession a number of times as follows:  the Original Parkson Note was replaced by a Promissory Note dated March 17, 2006 (the “Replacement Parkson Note”); the Replacement Parkson Note was replaced by a Renewal Promissory Note dated October 24, 2007 (the “First Parkson Renewal Note”); the First Parkson Renewal Note was replaced by a Renewal Promissory Note dated January 15, 2010 (the “Second Parkson Renewal Note”); the Second Parkson Renewal Note was replaced by a Renewal Promissory Note dated January 31, 2011 (the “Third Parkson Renewal Note”) in the principal amount of $562,500 (i.e., the outstanding principal amount under the Parkson notes referred to above).  The Third Parkson Renewal Note’s maturity date was January 8, 2012; Parkson did not repay all or any part of the indebtedness due under the Third Parkson Renewal Note on or prior to the maturity date (of January 8, 2012), causing Parkson to be in default under the Third Parkson Renewal Note.

On February 7, 2012, Bay Colony agreed to waive all existing defaults under the Third Parkson Renewal Note and extend the maturity date of the total outstanding indebtedness and accrued interest under the Third Parkson Renewal Note from January 8, 2012 to the Extended Maturity Date of June 30, 2013, thereby replacing the Third Parkson Renewal Note with a Renewal Promissory Note (Parkson) dated February 7, 2012 in the principal amount of $794,650.68 (the “2012 Parkson Replacement Note”), consisting of a principal amount of $562,500.00 and corresponding accrued interest aggregating $232,150.68.  The principal and all accrued interest - at the rate of 3.75% per annum - under the 2012 Parkson Replacement Note are due in one lump sum on the Extended Maturity Date (of June 30, 2013).  Other than the new (combined) principal amount, the extension of the maturity date and the change in the rate of interest, in each case as noted above, the terms of the Second Parkson Renewal Note have not been changed and are now incorporated in and evidenced by the 2012 Parkson Replacement Note.  A copy of the 2012 Parkson Replacement Note is filed herewith as Exhibit 10.2.

The extension of the maturity date of the Working Capital Notes and the Third Parkson Renewal Note and the replacement of such notes (and the obligations thereunder) with the 2012 Le@P Consolidated Renewal Note and the 2012 Parkson Replacement Note, respectively, was effected, at the request of the Company and in the sole discretion and with the support and assistance of the Pearce Trust and Bay Colony, respectively, (i) because the Company (together with Parkson) does not have the funds, credit or capital resources available to satisfy the indebtedness (as the same became due on its/their stated maturity dates) evidenced thereby and (ii) to provide a reasonable period of time – until the Extended Maturity Date of June 30, 2013 - before the indebtedness under all the notes referenced above becomes due.

There can be no assurance that the Pearce Trust will further extend the maturity date of the 2012 Le@P Consolidated Renewal Note, or that Bay Colony will further extend the maturity date of the 2012 Parkson Replacement Note, in the event the Company or Parkson, as the case may be, is unable to repay its indebtedness when due on June 30, 2013 (or in connection with any default which may occur prior to such maturity date).

In addition, there can be no assurance that Majority Stockholder, or any of his affiliates, will continue to fund or provide loans, advances or other capital resources to the Company or its affiliates.

Item 9.01	Financial Statements and Exhibits

        (d)           Exhibits

Exhibit	Description

10.1	Renewal Promissory Note (Working Capital) dated February 7, 2012 in the principal amount of $777,062.04 executed by Le@P Technology, Inc. in favor of the M. Lee Pearce Living Trust.

10.2	Renewal Promissory Note (Parkson) dated February 7, 2012 in the principal amount of $794,650.68 executed by Parkson Property LLC in favor of Bay Colony Associates, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LE@P TECHNOLOGY, INC.

Date: February 7, 2012	By:	/s/ Timothy C. Lincoln
	Name:	Timothy C. Lincoln
	Title:	Acting Principal Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Renewal Promissory Note (Working Capital) dated February 7, 2012 in the principal amount of $777,062.04 executed by Le@P Technology, Inc. in favor of the M. Lee Pearce Living Trust.

10.2	Renewal Promissory Note (Parkson) dated February 7, 2012 in the principal amount of $794,650.68 executed by Parkson Property LLC in favor of Bay Colony Associates, Ltd.